                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )

                          Filed by the Registrant [X]

                Filed by a Party other than the Registrant [_]

                          Check the appropriate box:

                       [_]  Preliminary Proxy Statement

       [_] Confidential, For Use Of The Commission Only (As Permitted By
                               Rule 14a-6(e)(2))

                        [X] Definitive Proxy Statement

                      [_] Definitive Additional Materials

            [_] Soliciting Material Pursuant to Section 240.14a-12

                   OCCUPATIONAL HEALTH + REHABILITATION INC
                   ----------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                    OCCUPATIONAL HEALTH + REHABILITATION INC
                           175 Derby Street, Suite 36
                             Hingham, MA 02043-4058

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 22, 2001

                               ----------------

To Our Stockholders:

   The 2001 Annual Meeting of Stockholders of Occupational Health + Rehabilitation Inc (the "Company") will be held at the Company's corporate offices located at 175 Derby Street, Suite 36, Hingham, Massachusetts on August 22, 2001, at 11:00 A.M. (local time) for the following purposes:

     1. To elect two directors for terms to expire at the 2003 Annual Meeting of Stockholders;

     2. To elect two directors for terms to expire at the 2004 Annual Meeting of Stockholders;

     3. To ratify the selection of PricewaterhouseCoopers LLP as Independent Accountants for 2001; and

     4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

   Only stockholders of record at the close of business on July 13, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                                        By order of the Board of Directors,

                                        Keith G. Frey
                                        Secretary

Dated: July 23, 2001


 WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE MEETING, MAY WITHDRAW IT AND VOTE IN PERSON.

                    OCCUPATIONAL HEALTH + REHABILITATION INC
                           175 Derby Street, Suite 36
                             Hingham, MA 02043-4058

                               ----------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 22, 2001

                               ----------------

   This Proxy Statement is furnished to the stockholders of Occupational Health + Rehabilitation Inc (the "Company") in connection with the solicitation of proxies by the board of directors for use at the Annual Meeting of Stockholders of the Company to be held on August 22, 2001 and any adjournments or postponements thereof (the "Annual Meeting") at the Company's corporate offices located at 175 Derby Street, Suite 36, Hingham, Massachusetts at 11:00 A.M. (local time). This Proxy Statement, the foregoing Notice of Annual Meeting, the enclosed form of proxy and the Company's 2000 Annual Report on Form 10-K are first being mailed or given to stockholders on or about July 23, 2001.

                                    PROXIES

   A stockholder giving a proxy may revoke it at any time before it is voted by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation, or by attending the Annual Meeting in person and casting a ballot. Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for director named herein and for the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants.

   The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers or regular employees of the Company in person, by telephone or by other means. Such persons will not receive any additional compensation for such activities.

                               VOTING SECURITIES

   The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on July 13, 2001 (the "Record Date"). On the Record Date, there were 1,479,510 shares of Common Stock (the "Common Stock") and 1,416,667 shares of Series A Convertible Preferred Stock (the "Preferred Stock") outstanding and entitled to vote. Each share of Common Stock and each share of Preferred Stock is entitled to one vote and, other than with respect to the election of directors, the Common Stock and the Preferred Stock shall vote together as a single class with respect to any matter which may properly come before the Annual Meeting. A majority of such shares, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. A majority of the shares of Common Stock, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting for the purpose of electing the two directors to be elected by the holders of the Common Stock voting as a separate class, as more fully described below. A majority of the shares of Preferred Stock, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting for the purpose of electing the two directors to be elected by the holders of the Preferred Stock voting as a separate class, as more fully described below. Abstentions and broker non-votes will be included in the calculation of the number of votes represented at the Annual Meeting for purposes of determining whether a quorum has been achieved. Votes will be tabulated at the Annual Meeting by one or more inspectors of election appointed by the board of directors.

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

   The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock and Preferred Stock as of the Record Date by (i) each person known by the Company to own beneficially more than five percent of the Common Stock or Preferred Stock of the Company, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, all shares are owned directly. Except as indicated by footnote, and subject to community property laws where applicable, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of Common Stock and Preferred Stock indicated.

                             Common              Preferred            Percent of
                             Shares                Shares               Total
Name and Address of       Beneficially Percent  Beneficially Percent    Voting
Beneficial Owner             Owned     of Class    Owned     of Class   Power
-------------------       ------------ -------- ------------ -------- ----------
Cahill, Warnock                 --       --       679,042      47.9%     23.4%
 Strategic Partners
 Fund, L.P. (1) (2).....
 One South Street, Suite
 2150
 Baltimore, MD 21202

Venrock Entities (1)         80,117      5.4%     166,667      11.8%      8.5%
 (3)....................
 30 Rockefeller Plaza,
 Room 5508
 New York, NY 10112

FleetBoston Financial       115,636      7.8%     100,000       7.1%      7.4%
 Corporation (1) (4)....
 100 Federal Street
 Boston, MA 02110

The Venture Capital Fund    115,636      7.8%      66,667       4.7%      6.3%
 of New England III,
 L.P. (1) (5)...........
 30 Washington Street
 Wellesley Hills, MA
 02481

Asset Management             90,352      6.1%      83,333       5.9%      6.0%
 Associates 1989, L.P.
 (1) (6)................
 480 Cowper Street, 2nd
 Floor
 Palo Alto, CA 94301

Pantheon Global PCC              --      --       173,334      12.2%      6.0%
 Limited (7)............
 Commerce House
 Les Banques
 St. Peter Port
 Guernsey, Channel
 Islands

Axa Assurances I.A.R.D.          --      --        86,667       6.1%      3.0%
 Mutuelle (8)...........
 370, rue Saint Honore
 75001 Paris, France

Joel Sheriff (9)........     76,800      5.2%         --        --        2.7%
 32 Hollow Wood Lane
 Greenwich, CT 06831

State of Wisconsin           74,850      5.1%         --        --        2.6%
 Investment Board (10)..
 P.O. Box 7842
 Madison, WI 53707

                             Common              Preferred            Percent of
                             Shares                Shares               Total
Name and Address of       Beneficially Percent  Beneficially Percent    Voting
Beneficial Owner             Owned     of Class    Owned     of Class   Power
-------------------       ------------ -------- ------------ -------- ----------
John C. Garbarino (1)
 (11)...................    246,609      14.9%      --         --         8.0%

Lynne M. Rosen (1)
 (12)...................     64,318       4.2%      --         --         2.2%

H. Nicholas Kirby (13)..     46,370       3.1%      --         --         1.6%

Angus M. Duthie (14)....     27,480       1.8%      --         --           *

Pamela G. Fine (15).....     11,250         *       --         --           *

Kevin J. Dougherty
 (16)...................      6,800         *       --         --           *

Edward L. Cahill (17)...      6,800         *       --         --           *

Donald W. Hughes (18)...      5,900         *       --         --           *

Frank H. Leone (19).....     11,250         *       --         --           *

Steven W. Garfinkle
 (20)...................     11,250         *       --         --           *

All directors and           443,027      24.6%      --         --        13.8%
 executive officers as a
 group..................
 (11 persons) (21)

--------
 *  Less than 1%
(1) Each of the stockholders who is a party to a certain Stockholders' Agreement dated as of November 6, 1996, as amended as of May 24, 2001, by and among the Company and certain of its stockholders (the "Stockholders' Agreement") may be deemed to share voting power with respect to, and therefore may be deemed to beneficially own, all of the shares of the Common Stock and Preferred Stock subject to the Stockholders' Agreement. Such stockholders disclaim such beneficial ownership.
(2) Edward L. Cahill and Donald W. Hughes, directors of the Company, are General Partners of Cahill, Warnock Strategic Partners, L.P., the General Partner of Cahill, Warnock Strategic Partners Fund, L.P. David L. Warnock and George Stelljes, III are also General Partners of Cahill, Warnock Strategic Partners, L.P. The General Partners of Cahill, Warnock Strategic Partners, L.P. share voting and investment power with respect to the shares held by Cahill, Warnock Strategic Partners Fund, L.P. and may be deemed to be the beneficial owners of such shares. Each of the General Partners of Cahill, Warnock Strategic Partners, L.P. disclaims beneficial ownership of the shares held by Cahill, Warnock Strategic Partners Fund, L.P.
(3) Consists of 55,316 shares of Common Stock and 66,667 shares of Preferred Stock held by Venrock Associates and 24,801 shares of Common Stock and 100,000 shares of Preferred Stock held by Venrock Associates II, L.P. Patrick F. Latterell, Ted H. McCourtney, Anthony B. Evnin, David R. Hathaway, Anthony Sun, Kimberley A. Rummelsberg and Ray A. Rothrock are General Partners of Venrock Associates and of Venrock Associates II, L.P. The General Partners of Venrock Associates and of Venrock Associates II, L.P. share voting and investment power with respect to the shares held by Venrock Associates and by Venrock Associates II, L.P. and may be deemed to be the beneficial owners of such shares. Each of the General Partners of Venrock Associates and Venrock Associates II, L.P. disclaims beneficial ownership of the shares held by Venrock Associates and Venrock Associates II, L.P.
(4) Consists of 115,636 shares of Common Stock reported as beneficially owned in Schedule 13G dated February 14, 2001 as filed with the Securities and Exchange Commission (the "SEC") by FleetBoston Financial Corporation as a holding company on behalf of its subsidiary, BancBoston Ventures Inc. Also consists of 100,000 shares of Preferred Stock held in the name of BancBoston Ventures Inc.

(5) Kevin J. Dougherty, a director of the Company, is a General Partner of FH&Co. III, L.P., the General Partner of The Venture Capital Fund of New England III, L.P. Richard A. Farrell, Harry J. Healer, Jr. and William C. Mills III are also General Partners of FH&Co. III, L.P. The General Partners of FH&Co. III, L.P. share voting and investment power with respect to the shares held by The Venture Capital Fund of New England III, L.P. and may be deemed to be the beneficial owners of such shares. Each of the General Partners of FH&Co. III, L.P. disclaims beneficial ownership of the shares held by The Venture Capital Fund of New England III, L.P.
(6) Craig C. Taylor, Franklin P. Johnson Jr., John F. Shoch and W. Ferrell Sanders are General Partners of AMC Partners 89, L.P., the General Partner of Asset Management Associates 1989, L.P. The General Partners of AMC Partners 89, L.P. share voting and investment power with respect to the shares held by Asset Management Associates 1989, L.P. and may be deemed to be the beneficial owners of such shares. Each of the General Partners of AMC Partners 89, L.P. disclaims beneficial ownership of the shares held by Asset Management Associates 1989, L.P.
(7) Shares reported as beneficially owned in Schedule 13G dated July 10, 2000 as filed with the SEC to report shares held by Pantheon Global PCC Limited for its own account for the benefit of its shareholders, Pantheon Global Secondary Fund, L.P., Pantheon Global Secondary Fund, Ltd. and Pantheon International Participations, PLC.
(8) Shares reported as beneficially owned in Schedule 13G dated February 12, 2001 as filed with the SEC by AXA Assurances I.A.R.D. Mutuelle as a member of a group that includes AXA Assurances Vie Mutuelle and AXA Conseil Vie Assurance Mutuelle, each of the above address; AXA Courtage Assurance Mutuelle, 26, rue Louis le Grand, 75002 Paris, France; and AXA, 25, avenue Matignon, 75008 Paris, France.
(9) Shares reported as beneficially owned in Schedule 13D dated July 12, 2000 as filed with the SEC.
(10) Shares reported as beneficially owned in Schedule 13G dated February 14, 2001 as filed with the SEC.
(11) Includes 174,540 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(12) Includes 41,537 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(13) Includes 39,370 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(14) Includes 6,800 shares of Common Stock issuable upon the exercise of options that are exercisable upon the exercise of options that are exercisable within 60 days of the Record Date.
(15) Consists entirely of 11,250 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days the Record Date.
(16) Consists entirely of shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date. Mr. Dougherty disclaims any beneficial ownership in the shares held by The Venture Capital Fund of New England III, L.P. See Note 5.
(17) Consists entirely of shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date. Does not include 679,042 shares of Preferred Stock held by Cahill, Warnock Strategic Partners Fund, L.P. (see Note 2) and 37,625 shares of Preferred Stock held by Strategic Associates, L.P. Mr. Cahill is a General Partner of Cahill, Warnock Strategic Partners, L.P., the General Partner of Strategic Associates, L.P. Mr. Cahill disclaims any beneficial ownership of the shares held by Cahill, Warnock Strategies Partners Fund, L.P. and Strategic Associates, L.P.
(18) Consists entirely of shares of Common stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date. Does not include 679,042 shares of Preferred Stock held by Cahill, Warnock Strategic Partners Fund, L.P. (see Note 2) and 37,625 shares of Preferred Stock held by Strategic Associates, L.P. Mr. Hughes is a General Partner of Cahill, Warnock Strategic Partners, L.P., the General Partner of Strategic Associates, L.P. Mr. Hughes disclaims any beneficial ownership of the shares held by Cahill, Warnock Strategic Partners Fund, L.P. and Strategic Associates, L.P.
(19) Consists entirely of shares of Common stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.

(20) Consists entirely of shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(21) Includes an aggregate of 320,497 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date. Does not include an aggregate of 115,636 shares of Common Stock and an aggregate of 783,334 shares of Preferred Stock with respect to which certain directors disclaim beneficial ownership. See Notes 2, 5, 16, 17 and 18.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, as defined for the purposes of Section 16(a) of the Exchange Act, and directors and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC. Except for the late filing of Forms 3 with respect to the appointment in May 2000 of Janice M. Goguen as Vice President, Finance and Controller and the appointment in October 2000 of Keith G. Frey as Chief Financial Officer, and based solely on reports and other information submitted by the executive officers, directors and such beneficial owners, the Company believes that during the fiscal year ended December 31, 2000, all such reports were timely filed.

Merger of Company

   In June 1996, Occupational Health + Rehabilitation Inc ("OH+R") merged with and into (the "Merger") Telor Opthalmic Pharmaceuticals, Inc. ("Telor"). Pursuant to the terms of the Merger, Telor was the surviving corporation. Simultaneously with the Merger, however, Telor's name was changed to Occupational Health + Rehabilitation Inc and the business of the surviving corporation was changed to the business of OH+R.

1. ELECTION OF DIRECTORS

   The Company's Restated Certificate of Incorporation provides that the board of directors shall be divided into three classes, as nearly equal in number as possible, with each class having a three-year term. The board of directors, pursuant to the Company's Restated Certificate of Incorporation, has fixed the number of directorships at seven.

   Pursuant to the terms of the Series A Convertible Preferred Stock contained in the Company's Restated Certificate of Incorporation, as amended, the holders of the Series A Convertible Preferred Stock, voting as a single class, are entitled to elect two directors of the Company. Mr. Cahill and Mr. Hughes currently serve as these directors. Pursuant to the terms of the Stockholders' Agreement by and among the Company and certain of the Company's stockholders, such stockholders have agreed to vote all of their shares of Preferred Stock and Common Stock to elect certain nominees to the Company's board of directors. The Stockholders' Agreement provides that such nominees are to be determined as follows: (a) the Chief Executive Officer of the Company (presently, John C. Garbarino); (b) a person designated by the OH+R Principal Stockholders, as defined in the Stockholders' Agreement (presently, Kevin J. Dougherty); (c) two persons designated by Cahill, Warnock Strategic Partners Fund, L.P. (presently, Edward L. Cahill and Donald W. Hughes); and (d) two persons unaffiliated with the management of the Company (the "Independent Directors") and mutually agreeable to all of the other directors (presently, Frank H. Leone and Steven
W. Garfinkle). Angus M. Duthie was most recently elected a director in 1999 as the designee of the Telor Principal Stockholders, as defined in the Stockholders' Agreement. The Stockholders' Agreement was amended on May 24, 2001, in connection with the distribution by Prince Venture Partners III, L.P. of the shares of Common Stock held by it to its partners, for the purpose of terminating the right of the Telor Principal Stockholders to designate a director and releasing them from their obligations under the Stockholders' Agreement arising from their status as Telor Principal Stockholders.

   At the Annual Meeting, directors will be elected. The terms of Kevin J. Dougherty and Frank H. Leone expire at the Annual Meeting. Edward L. Cahill and Donald W. Hughes were elected in 1997 for three-year terms expiring in 2000. Since their successors have not been duly elected and qualified, they continue to serve as directors of the Company. The board of directors has nominated Kevin J. Dougherty and Frank H. Leone to be elected by holders of the Common Stock to serve until the 2004 Annual Meeting. The board of directors has nominated Edward L. Cahill and Donald W. Hughes to be elected by holders of the Preferred Stock to serve until the 2003 Annual Meeting. If elected, each of the nominees shall continue in office until his successor has been elected and qualified. Each nominee has indicated a willingness to serve as a director, but if for any reason he should be unavailable to serve as a director at the time of the Annual Meeting, a contingency which the board of directors does not expect, a different person designated by the board of directors may be nominated in his stead. The terms of Angus M. Duthie, John C. Garbarino and Steven W. Garfinkle expire at the 2002 Annual Meeting.

   If a quorum of the holders of Common Stock is present at the Annual Meeting, the election of Kevin J. Dougherty and of Frank H. Leone as directors will require the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote. If a quorum of the holders of Preferred Stock is present at the Annual Meeting, the election of Edward L. Cahill and of Donald W. Hughes as directors will require the affirmative vote of a plurality of the shares of Preferred Stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares and broker non-votes with respect to the election of a director will be included in determining the presence of such quorum but will not be included in determining whether the nominee has received the vote of such plurality.

   The following sets forth certain information regarding the nominees named above and the other directors of the Company whose terms will continue after the Annual Meeting.

Nominees to be Elected by Holders of Preferred Stock for Terms Expiring in 2003

   Edward L. Cahill, age 48, has served as a director of the Company since November 1996. Mr. Cahill is a General Partner of HLM Management, an asset management firm established to invest in early stage healthcare companies. He was a founding partner of Cahill, Warnock & Company, LLC ("Cahill, Warnock"), an asset management firm established to invest in small public companies. Prior to founding Cahill, Warnock in July 1995, Mr. Cahill had been a Managing Director at Alex. Brown & Sons Incorporated where, from 1986 through 1995, he headed the firm's Health Care Investment Banking Group. Mr. Cahill is also a director of MedPlus, Inc. (Nasdaq:MEDP), Johns Hopkins's Medicine and several private companies.

   Donald W. Hughes, age 51, has served as a director of the Company since December 1997. Mr. Hughes is a General Partner of Cahill, Warnock. Prior to joining Cahill, Warnock in February 1997, Mr. Hughes had served as Vice President, Chief Financial Officer and Secretary of Capstone Pharmacy Services, Inc. (Nasdaq: DOSE) from December 1995 and as Executive Vice President and Chief Financial Officer of Broventure Company Inc., a closely-held investment management company, from July 1984 to November 1995. He is a Certified Public Accountant.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE PREFERRED STOCKHOLDERS VOTE FOR SUCH
                                   NOMINEES.

Nominees to be Elected by Holders of Common Stock for Three-Year Terms Expiring in 2004

   Kevin J. Dougherty, age 54, has served as a director of the Company since the Merger and previously served as a director of OH+R from July 1993 to the Merger. Mr. Dougherty is currently a General Partner of The Venture Capital Fund of New England, a venture capital firm he joined in April 1986. Previously, he participated in the venture capital industry as Vice President of 3i Capital Corporation from 1985 to 1986, and as Vice President of Massachusetts Capital Resource Company from 1981 to 1985. Prior to that, Mr. Dougherty served as a commercial banker at Bankers Trust Company and the First National Bank of Boston.

   Frank H. Leone, age 56, has served as a director of the Company since July 1998. In 1985, Mr. Leone founded and has since served as President/Chief Executive Officer of RYAN Associates, a national occupational health consulting firm, and he is the founder and Executive Director of the National Association of Occupational Health Professionals (N.A.O.H.P.). Mr. Leone is also the executive editor of four leading occupational health periodicals: "VISIONS," "Partners," the "Workers' Compensation Managed Care Bulletin," and the "Clinical Care Update."

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE FOR SUCH
                                   NOMINEES.

Continuing Directors--Terms Expiring in 2002

   John C. Garbarino, age 48, a founder of OH+R, was its President and Chief Executive Officer and a director since its formation in July 1992 and has been President, Chief Executive Officer and a director of the Company since the Merger. From February 1991 through June 1992, Mr. Garbarino served as President and Chief Executive Officer of Occupational Orthopaedic Systems, Inc., a management company that operated Occupational Orthopaedic Center, Inc., a company which was the initial acquisition of OH+R. From 1985 to January 1991, Mr. Garbarino was associated in various capacities with Foster Management Company ("Foster"), a private investment company specializing in developing businesses to consolidate fragmented industries. In his association with Foster, Mr. Garbarino was a general partner and consultant and held various senior executive positions (including Chief Executive Officer, Chief Operating Officer and Chief Financial Officer) in Chartwell Group Ltd., a Foster portfolio company organized to consolidate through acquisitions the highly fragmented premium priced segment of the interior furnishings industry. Previously, Mr. Garbarino participated in the venture capital industry as a founder and general partner of Fairfield Venture Partners, L.P. and as vice president and treasurer of Business Development Services, Inc., a venture capital subsidiary of General Electric Company. Mr. Garbarino is a Certified Public Accountant and previously worked at Ernst & Whinney (a predecessor to Ernst & Young LLP).

   Angus M. Duthie, age 61, served as a director of OH+R from June 1992 and has been a director of the Company since the Merger. Mr. Duthie is currently a General Partner of Prince Ventures, L.P., a venture capital firm he co-founded in 1978. Mr. Duthie has over 31 years of experience involving portfolio management.

   Steven W. Garfinkle, age 43, has served as director of the Company since July 1998. Since November 1999, Mr. Garfinkle has served as President and Chief Executive Officer of Maestro Learning, Inc., an educational technology company. From 1998 until April 2000, he was a principal in NorthStar Health Advisors LLC, a private healthcare consultancy group. Mr. Garfinkle served as Chairman and Chief Executive Officer of Prism Health Group Inc. ("Prism") from 1992 until Prism was sold to Mariner Health, Inc. in 1997 and from 1991 to 1992 was President of New England Health Strategies. From 1982 to 1991, Mr. Garfinkle served as Chief Operating Officer and in several other senior management positions for the Mediplex Group, Inc.

Board of Directors Committees and Meetings

   The standing committees of the board of directors are the Audit Committee and the Compensation Committee. The board of directors does not have a standing nominating committee.

   The Audit Committee is currently comprised of Kevin J. Dougherty, Angus M. Duthie and Donald W. Hughes (Chair). Each of the members of the Audit Committee is an "independent director," as defined in the listing standards of the Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the board of directors in December, 2000 (the "Charter"), a copy of which is attached as Appendix A. See the "Audit Committee Report" for more information about the roles and responsibilities of the Audit Committee. The Audit Committee met six times during 2000.

   The Compensation Committee is currently comprised of Edward L. Cahill and Angus M. Duthie. The Compensation Committee reviews the compensation of officers of the Company and the Company's compensation policies and practices. The Compensation Committee also administers the Company's stock plans, including recommending the grant of stock options thereunder. The Compensation Committee met twice during 2000.

   The board of directors held six meetings during 2000. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

Audit Committee Report

   Pursuant to the Charter, the primary duties and responsibilities of the Audit Committee are to:

  . Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

  . Review and appraise the audit efforts of the Company's independent accountants.

  . Provide an open avenue of communication among the independent accountants, financial and senior management, and the board of directors.

   Please refer to the Charter at Appendix A for a fuller description of the responsibilities and duties of the Audit Committee.

   In connection with its duties, the Audit Committee has taken the following actions:

  . It has reviewed and discussed the audited financial statements with management, which has responsibility for the preparation of the financial statements.

  . It has discussed with the independent accountants, which are responsible for expressing an opinion on the financial statements in accordance with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended.

  . It has received from the independent accountants the written disclosures describing any relationships between the independent accountants and the Company and the letter confirming their independence required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent accountants matters relating to their independence.

   Based on its review and discussions described above, the Audit Committee recommended to the board of directors that the audited financial statements of the Company for the year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for filing with the SEC.

                                          Audit Committee

                                          Donald W. Hughes, Chair
                                          Kevin J. Dougherty
                                          Angus M. Duthie

Director Compensation

   Except for the Independent Directors, the Company's directors do not receive any cash compensation for service on the Company's board of directors or any committee thereof, but all directors are reimbursed for expenses actually incurred in connection with attending meetings of the Company's board of directors and any committee thereof. Each of the Independent Directors receives $1,200 for each meeting of the Company's board of directors he attends. Except for the Independent Directors, the Company granted in January 2000 to each director who was not an employee a non-qualified stock option to purchase 20,000 shares of the Company's Common Stock as compensation for services rendered in 1999. In December 2000, each such director was granted a non-qualified stock option to purchase 5,000 shares of the Company's Common Stock as compensation for services rendered in 2000. The exercise price of all such option grants was the fair market value of the Company's Common Stock on the date of grant. All such options vest ratably over four years on each of the first four anniversary dates of the dates of grant and are exercisable for a period of ten years.

   Upon election to the Company's board of directors, each Independent Director was granted a non-qualified stock option to purchase 20,000 shares of the Company's Common Stock. In January 2000, each Independent Director was granted a non-qualified stock option to purchase 5,000 shares of the Company's Common Stock as compensation for services rendered in 1999. In December 2000, each Independent Director was granted a non-qualified stock option to purchase 5,000 shares of the Company's Common Stock as compensation for services rendered in 2000. The exercise price of all such option grants was the fair market value of the Company's Common Stock on the date of grant. All such options vest ratably over four years on each of the first four anniversary dates of the dates of grant and are exercisable for a period of ten years.

EXECUTIVE COMPENSATION

Summary Compensation

   The following table sets forth certain information regarding the compensation paid by the Company to the Company's Chief Executive Officer, and the only other executive officers whose salary and bonus exceeded $100,000 in 2000 (together the "Named Executive Officers") for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                        Long Term
                                                       Compensation
                                                          Awards
                                                       ------------
                                          Annual
                                       Compensation     Securities    All Other
                                    ------------------  Underlying   Compensation
Name and Principal Position    Year Salary($) Bonus($)  Options(#)      ($)(1)
---------------------------    ---- --------- -------- ------------  ------------
John C. Garbarino............  2000  200,000   40,000    110,000        4,686
 President and Chief           1999  180,000   18,000     60,000(2)     3,338
 Executive Officer             1998  180,000      --      60,000(2)     3,494

Lynne M. Rosen...............  2000  150,000   25,000     50,000        3,456
 Senior Vice President,        1999  140,000   14,000      5,000(2)     2,953
 Operations                    1998  139,711      --      10,000(2)     2,922

H. Nicholas Kirby............  2000  150,000   10,000     14,000        3,658
 Senior Vice President,        1999  139,231   14,000     15,000(2)     1,385
 Corporate Development         1998  129,515      --      20,000(2)     1,609

Pamela G. Fine (3)...........
 Senior Vice President, Sales  2000  120,000   20,000     10,000        6,087
 & Marketing                   1999  115,385   12,000     25,000(2)       554

--------
(1) Includes primarily the Company's contribution under the Company's 401(k) plan and car allowances.
(2) The options shown for 1999 or a portion thereof represent an extension of a 1998 grant that was to vest fully upon the achievement of certain goals and other criteria. Since such goals and other criteria were not achieved on December 31, 1999, these options became null and void as of such date.
(3) Ms. Fine joined the Company in January 1999.

Option Grants

   The following table sets forth information with respect to stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                       Individual Grants
                         ----------------------------------------------
                                                                             Potential
                                                                        Realizable Value at
                                                                          Assumed Annual
                            Number of    % of Total                       Rates of Stock
                           Securities     Options                       Price Appreciation
                           Underlying    Granted to                      For Option Term(2)
                         Options Granted Employees  Exercise Expiration --------------------
Name                         (#)(1)       in 2000    Price      Date        5%       10%
----                     --------------- ---------- -------- ---------- --------- ----------
John C. Garbarino.......     80,000        17.8%     $2.00    01/21/10   $100,600  $255,000
                             30,000         6.7%     $1.50    12/20/10   $ 28,300  $ 71,700

Lynne M. Rosen..........     25,000         5.6%     $2.00    01/11/10   $ 31,400  $ 79,700
                             25,000         5.6%     $1.50    12/20/10   $ 23,600  $ 59,800

H. Nicholas Kirby.......     10,000         2.2%     $2.00    01/21/10   $ 12,600  $ 31,900
                              4,000         0.9%     $1.50    12/20/10   $  3,800  $  9,600

Pamela G. Fine..........      5,000         1.1%     $2.00    01/21/10   $   ,300  $ 15,900
                              5,000         1.1%     $1.50    12/21/10   $  4,700  $ 12,000

--------
(1) Options granted vest ratably over four (4) years on each of the first four anniversary dates of the grant date.
(2) The dollar amounts under these columns are the result of calculations assuming 5% and 10% rates of stock price appreciation as set by the SEC and, therefore, are not intended to forecast future price appreciation, if any, of the Company's Common Stock.

Option Exercises and Year-End Values

   The following table sets forth information concerning option exercises and option holdings as of December 31, 2000 with respect to the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                   Number of Securities      Value of Unexercised
                                                  Underlying Unexercised      In-the-Money Options
                           Shares                  Options at FY-End(#)         at FY-End($)(1)
                         Acquired On    Value    ------------------------- -------------------------
Name                     Exercise(#) Realized($) Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- ----------- ----------- ------------- ----------- -------------
John C. Garbarino.......      --          --       154,540      110,000          0            0
Lynne M. Rosen..........      --          --        34,037       52,500          0            0
H. Nicholas Kirby.......      --          --        30,620       29,000          0            0
Pamela G. Fine..........      --          --         5,000       25,000          0            0

--------
(1) Based on the fair market value of the Company's Common Stock as of December 31, 2000 ($1.375) minus the exercise price of options.

Employment Agreement

   John C. Garbarino has an employment agreement with the Company dated June 6, 1996. The term of the agreement is two years from such date and renews automatically for successive one-year periods until terminated. The agreement provides for an annual salary of $180,000, subject to increase on an annual basis in the discretion of the Company's board of directors, and bonus as may be determined by the Compensation Committee of the Company's board of directors. Mr. Garbarino is subject to a covenant not to compete with the Company for six months after the termination of his employment. If the Company terminates the agreement without "cause" (as defined in the agreement), or if Mr. Garbarino becomes incapacitated, or if Mr. Garbarino resigns from the Company for "just cause" (as defined in the agreement), then the Company is obligated to pay to Mr. Garbarino six months' base salary in consideration of his covenant not to compete.

Compensation Committee Report

   The Compensation Committee of the board of directors is composed of two directors, Edward L. Cahill and Angus M. Duthie, both of whom are non-employee and outside directors. The Compensation Committee is responsible for setting and monitoring the effectiveness of the compensation provided to senior management employees and executive officers of the Company and making recommendations concerning the same to the Company's board of directors.

 Compensation Philosophy

   The Company's compensation philosophy is premised upon three basic goals:
(1) to attract and retain qualified individuals who shall provide skills and leadership that will result in both short and long-term success for the Company; (2) to reinforce strategic performance objectives through the use of incentive compensation programs; and (3) to create a mutuality of interest between executive officers and stockholders through compensation structures that create a direct link between executive compensation and stockholder return.

   The Company's compensation system has been designed to achieve these basic goals by providing three separate forms of compensation consisting of base salary, incentive-based cash compensation and equity-based compensation in the form of stock option grants. In determining the levels of each of these aspects of compensation, the Compensation Committee reviews available public data published by its competitors and information gathered by the Company through conversations with consultants in the executive compensation industry. Through this process, the Compensation Committee attempts to create a survey that it believes is indicative of the Company's industry competitors after giving due regard to the relative sizes of other companies in the occupational healthcare industry.

 Base Salary

   Base salary levels for the Company's executive officers and senior management are competitively set relative to the Compensation Committee's survey results after taking into account each executive's areas and level of responsibility, the individual's historical performance, compensation, tenure with the Company and the recommendations of such individual's superiors. Base salary increases are generally modest and consistent with increases in the cost of living. If, however, the Compensation Committee believes that the future needs of the Company warrant it, the Compensation Committee may prudently increase base salaries above relative ranges within the Company or above local competitors in order to ward off any potential departures by personnel to competitors that the Compensation Committee believes would have an adverse consequence to the Company.

 Incentive Compensation

   Executive officers and senior management may be awarded discretionary cash bonuses based on the Compensation Committee's assessment of the Company's performance in the preceding fiscal year as determined by reference to, among other factors, qualitative and quantitative performance measures and the individual's region or center performance against its fiscal year budget. Cash bonuses are not determined by a formula but are determined on an individual basis pursuant to the basic premise of fairly compensating individuals of relatively similar value within the Company.

   Incentive compensation, in the opinion of the Compensation Committee, is an excellent means by which it can reward and motivate short-term performance by its executive officers and senior managers, which in the opinion of the Compensation Committee will enhance the Company's value. The Compensation Committee believes that this mechanism is particularly successful with senior management personnel who may have relatively lower base salaries as a percentage of overall compensation but have direct supervision and management responsibilities over the Company's operating regions or centers so that their activities can have an immediate impact on such region's or center's financial performance.

 Equity-Based Compensation

   The Compensation Committee believes that in order to enhance long-term stockholder value it must provide incentives that provide both short-term and long-term results. The Compensation Committee believes that its executive officers and senior management have the opportunity to develop and obtain significant rewards by enhancing the Company's long-term market value. Thus, a prime objective of the Company's stock plans is to align the interests of executive officers and senior managers with stockholders by enabling such officers and managers to develop and maintain long-term stock ownership positions in the Company's Common Stock, thereby creating a strong and direct link between executive pay and stockholder return.

   Options are typically granted annually. Individual grant sizes are determined based on a variety of factors, which primarily include practices for similar positions in the occupational healthcare industry, the Company's and individual's overall performance, and finally such individual's relative level of authority and responsibility within the Company. Before actually determining individual grants, however, the Compensation Committee establishes distinct levels of options pursuant to which a specific number of options are granted to each individual assigned to such level. Then, upon weighing an individual's performance against the foregoing factors, each executive officer and senior manager is assigned to one of the established levels. At the discretion of the Compensation Committee, and based on the recommendation of management, options may also be used as an incentive for candidates recruited to fill key positions, or to serve as special retention incentives for employees with significant future potential.

 Chief Executive Officer Compensation

   During 2000, the Company's most highly compensated executive officer was its Chief Executive Officer, John C. Garbarino. Mr. Garbarino is a party to an employment agreement described above but otherwise participates in the same executive compensation program provided to other executive officers and senior management of the Company as described above. In 2000, Mr. Garbarino received a base salary of $200,000, an increase of $20,000 from his base salary in 1999 and 1998. The Compensation Committee authorized a $40,000 cash bonus for 2000, in recognition of the Company's financial performance and strategic progress during 2000. In addition, in January and December 2000, Mr. Garbarino was granted options to purchase 80,000 and 30,000 shares of the Company's Common Stock, respectively, at an exercise price equal to the fair market value of the Common Stock on the date of grant.

 Conclusion

   The Compensation Committee believes that its methodology and actual compensation provided for fiscal 2000 was appropriate and will ensure that the Company's executive officers and senior management will continue to be motivated to act in a manner that will enhance the long-term interests of the Company and its stockholders.

                                          Compensation Committee

                                          Edward L. Cahill
                                          Angus M. Duthie

                            STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative total stockholder return on the Company's Common Stock with the return on the Total Return Index for the Nasdaq Stock Market (U.S.) and the Nasdaq Health Services Index. The measurement assumes a $100 investment as of June 6, 1996 (the date of the Merger) with all dividends reinvested. The data presented are on an annual basis from the time of the Merger to the end of 2000.

OCCUPATIONAL HEALTH PLUS REH

                                                             Cumulative Total Return
                                          ---------------------------------------------------------------
                                          6/6/1996      12/96      12/97      12/98      12/99      12/00
OCCUPATIONAL  HEALTH + REHABILITATION INC  100.00      196.43      96.43     110.71     116.09      39.29
NASDAQ STOCK MARKET (U.S.)                 100.00      104.66     128.19     180.75     335.89     201.92
NASDAQ HEALTH SERVICES                     100.00       82.86      85.02      72.07      57.97      79.59

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Audit Committee of the board of directors has selected PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001. PricewaterhouseCoopers served as the Company's independent accountants for the fiscal year ended December 31, 2000 and has reported on the Company's consolidated financial statements for such year. Representatives of PricewaterhouseCoopers are expected to be available at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

   While stockholder ratification is not required for the appointment of PricewaterhouseCoopers since the Audit Committee has the responsibility for appointing the Company's independent accountants, the appointment is being submitted for ratification with a view toward soliciting the stockholders' opinion, which the Audit Committee will take into consideration in the future.

Independent Accountants' Fees

   The Company has incurred fees for the following professional services of PricewaterhouseCoopers during the latest fiscal year:

  . Audit Fees rendered for the audit of the 2000 financial statements and reviews of the financial statements included in the Company's Form 10-Q filings with the SEC: $87,490.

  . Financial Information Systems Design and Implementation Fees : None.

  . All Other Fees: $15,225. These fees included the preparation of 1999 tax returns of a joint venture of the Company and Internal Revenue Service filings of the Company's 401(k) Plan.

   The Audit Committee has considered whether the provision of the above services other than Audit Fees is compatible with maintaining the accountants' independence and has determined that, in its opinion, they are compatible.

Change In Independent Accountants

   On July 14, 2000, Ernst & Young LLP ("Ernst & Young") resigned as the independent accountants auditing the financial statements of the Company and its consolidated subsidiaries and informed the Company's Audit Committee of such resignation. The resignation was the result of a business decision made by the office serving the Company. The reports of Ernst & Young on the consolidated financial statements of the Company as of and for the years ended December 31, 1999 and 1998 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, nor during the same period of time or the subsequent interim periods through July 14, 2000 were there any disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. Furthermore, during the last two fiscal years of the Company and the subsequent interim periods through July 14, 2000, there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K under the rules of the SEC. The Company requested Ernst & Young to furnish a letter addressed to the SEC stating whether it agrees with the above statements and Ernst & Young furnished such a letter to the Company.

   On August 9, 2000, the Audit Committee of the board of directors engaged PricewaterhouseCoopers as independent accountants to audit the financial statements of the Company and its consolidated subsidiaries. During the 1998 and 1999 fiscal years and through August 9, 2000, the Company did not consult with PricewaterhouseCoopers on matters (i) regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, or

(ii) which concerned the subject matter of a disagreement or reportable event identified in response to paragraphs (a)(1)(iv) and (v) of Item 304 of Regulation S-K with the Company's former independent accountants.

Vote Required

   The ratification of the selection of PricewaterhouseCoopers as independent accountants for 2001 requires the affirmative vote of a majority of the shares of Common Stock and Preferred Stock, voting together as a single class, present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares with respect to voting on this matter will have the effect of a negative vote; broker non-votes with respect to voting on this matter will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF
        PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR 2001.

                                 OTHER BUSINESS

   The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

   Stockholder proposals submitted for inclusion in next year's proxy materials must be received by the Company no later than March 22, 2002, or if the date of the 2002 annual meeting is changed by more than 30 days from the date of this Annual Meeting, they must be received a reasonable time before the printing of the proxy materials for the 2002 annual meeting. Any proposals must comply with the requirements of the SEC's Rule 14a-8 under the Exchange Act.

   Any stockholder of record of the Company may nominate candidates for election to the board of directors or present other business at an annual meeting if a timely written notice is delivered to the Secretary of the Company at the Company's principal executive offices. To be timely, the notice must be delivered not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. However, if the date of such annual meeting is more than 30 days before or more than 60 days after such anniversary date, the notice must be delivered not less than 60 days nor more than 90 days prior to such annual meeting, or no later than the tenth day after public announcement of the date of the such annual meeting is first made. Such written notice must set forth: (i) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business to be brought before the meeting, (a) a brief description of the business, (b) the reasons for conducting such business and (c) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and address of such stockholder and such beneficial owner and (b) the class and number of shares that are held of record by such stockholder and owned beneficially by such beneficial owner.

   Proposals should be addressed to Keith G. Frey, Occupational Health + Rehabilitation Inc, 175 Derby Street, Suite 36, Hingham, Massachusetts 02043-4058.

                                          By order of the Board of Directors,

                                          Keith G. Frey
                                          Secretary

Hingham, MA
July 23, 2001

                                                                      Appendix A

                    OCCUPATIONAL HEALTH + REHABILITATION INC

                                    CHARTER

                OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   This charter governs the operations of the Audit Committee of Occupational Health + Rehabilitation Inc (the "Company"). The Audit Committee shall review and reassess the charter at least annually and shall obtain the approval of the Board of Directors to the charter each year or when the Audit Committee deems it appropriate to propose an amendment to the charter.

                                   I. PURPOSE

   The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process and to report the results of its activities to the Board of Directors. Management is responsible for preparing the Company's financial statements and the independent accountants are responsible for auditing those financial statements. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Audit Committee shall take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The Audit Committee's primary duties and responsibilities are to:

    Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

    Review and appraise the audit efforts of the Company's independent accountants.

    Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

                            II. STATEMENT OF POLICY

   The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication among the Audit Committee, the independent accountants, and management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company, and the power to retain outside counsel or other experts for this purpose.

                                III. COMPOSITION

   The Audit Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Audit Committee members shall be financially literate and at least one member shall have accounting or related financial management expertise.

   The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors or until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the Committee membership.

                        IV. RESPONSIBILITIES AND DUTIES

   The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

  . The Audit Committee shall have a clear understanding with management and the independent accountants that the independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders. The Audit Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, to replace the independent accountants. The Audit Committee shall discuss with the accountants their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Audit Committee shall review and recommend to the Board of Directors the selection of the Company's independent accountants, subject to stockholders' ratification.

  . The Audit Committee shall discuss with the independent accountants the overall scope and plans for their respective audits including the adequacy of staffing and compensation. In addition, the Audit Committee shall discuss with management and the independent accountants the adequacy and effectiveness of the accounting and financial controls, including the Company's system for monitoring and managing business risk, and its legal and ethical compliance programs. The Audit Committee shall meet separately with the independent accountants, with and without management present, to discuss the results of their examinations.

  . The Audit Committee shall review the interim financial statements with management and the independent accountants prior to the filing of the Company's Quarterly Report on Form 10-Q. The Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent accountants under generally accepted auditing standards. The Chair of the Audit Committee, or an Audit Committee member to whom such responsibility has been delegated by the Chair, may represent the entire Audit Committee for the purposes of this review.

  . The Audit Committee shall review with management and the independent accountants the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including its judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent accountants under generally accepted auditing standards.

--------------------------------------------------------------------------------

                   OCCUPATIONAL HEALTH + REHABILITATION INC

                 Proxy for the Annual Meeting of Stockholders
                          to be held August 22, 2001

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoint(s) John C. Garbarino and Keith G. Frey, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of capital stock of Occupational Health + Rehabilitation Inc (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company's corporate offices located at 175 Derby Street, Suite 36, Hingham, Massachusetts on August 22, 2001 at 11:00 A.M. local time, ant at any adjournment thereof.


                                                         -------------
        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
                                                              SIDE
                                                         -------------

--------------------------------------------------------------------------------


                                        . Please Detach and Mail in the Envelope Provided .
------------------------------------------------------------------------------------------------------------------------------------
       Please mark your
A [X]  votes as in this
       example.


         FOR all nominees        WITHHOLD
         listed at right       AUTHORITY to
        (except as marked  vote for all nominees
         to the contrary)     listed at right                                                                  FOR  AGAINST  ABSTAIN
1. & 2.      [_]                  [_]      Nominees for Election by Holders of  3. To ratify the selection of  [_]    [_]      [_]
   To elect directors for terms to                                  ---------      PricewaterhouseCoopers LLP as independent
   expire at the 2003 and 2004             Preferred Stock for terms to            Accountants for 2001.
   Annual Meeting.                         ---------------
                                           expire at the 2003 Annual Meeting:
                                           Edward L. Cahill and Donald W. Hughes
                                                                                   In their discretion, the proxies are authorized
(Instruction: To withhold authority to     Nominees for Election by Holders of     to vote upon such other matters as property may
vote for any individual nominee, strike                             ----------     come before the meeting or any adjournment
a line through that nominee's name.)       Common Stock for terms to expire at     thereof.
                                           ------------
                                           the 2004 Annual Meeting:
                                           Kevin J. Dougherty and Frank H. Leone
                                                                                   This proxy, when properly executed, will be voted
                                                                                   in the manner directed herein by the undersigned
                                                                                   stockholder(s). If no direction is given, this
                                                                                   proxy will be voted FOR Proposals 1, 2 and 3, as
                                                                                   applicable, depending on whether the undersigned
                                                                                   stockholder holds common stock and/or preferred
                                                                                   stock. The undersigned may revoke this proxy at
                                                                                   any time before it is voted by executing and
                                                                                   delivering to the Company a proxy bearing a later
                                                                                   date, by delivering a written notice to the
                                                                                   Secretary of the Company stating that the proxy
                                                                                   is revoked, or by voting in person at the
                                                                                   meeting.

                                                                                   PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN
                                                                                   THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.



Signature: ______________________________ Date: ______________, 2001   Signature: ___________________________ Date: _________, 2001

NOTE: Sign as name appears on stock certificate. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give title. A corporation or partnership must sign in its name by an authorized person.

------------------------------------------------------------------------------------------------------------------------------------